UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BOXLIGHT CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

Boxlight Corporation

2750 Premiere Parkway, Suite 900

Duluth, Georgia 30097

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE RECONVENED ON JULY 23, 2026

To Our Stockholders:

Notice is hereby given that the annual meeting of stockholders of Boxlight Corporation, a Nevada corporation (the “Company,” “Boxlight,” “we,” “us” or “our”), originally convened on June 2, 2026 (the “Original Annual Meeting”), will be reconvened virtually on July 23, 2026 at 12:30 P.M. Eastern Time (the “Reconvened Annual Meeting”), for the following purpose, as more fully described in this notice and, as applicable, in the proxy statement filed by the Company with the Securities and Exchange Commission on May 5, 2026 (the “Proxy Statement”):

●	To consider and vote upon Proposal 1: to approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of Class A common stock to 55,000,000 (the “Authorized Share Increase Proposal”).

Stockholders will need the control number on their proxy card to attend, vote and otherwise participate at the Reconvened Annual Meeting. If you are a beneficial owner who does not have a control number, you should contact your broker, bank or other nominee regarding instructions to attend the Reconvened Annual Meeting.

We previously provided the Proxy Statement to our stockholders of record as of April 22, 2026, which provided detailed information about the Original Annual Meeting and the proposals that all stockholders were being asked to consider. The Proxy Statement and its annex(es) are incorporated herein by reference in their entirety, except for the information relating to (i) the quorum requirements for, (ii) the record date and date and time of, and (iii) the granting and revocation of proxies with respect to, the Reconvened Annual Meeting, which are addressed by this notice. We urge you to read such Proxy Statement and annex carefully.

Stockholders of record as of June 22, 2026, the new record date approved by the Company’s Board of Directors (the “new record date”), will be entitled to notice of and to vote at the Reconvened Annual Meeting.

Results of the Original Annual Meeting and Corrective Disclosure Regarding Original Proposal 3

At the Original Annual Meeting held on June 2, 2026, our stockholders approved Proposals 1, 2, and 4. Because our stockholders have already approved Proposals 1, 2, and 4, you may not change your vote on those proposals.

At the Original Annual Meeting, original Proposal 3 (“Original Proposal 3”) was adjourned for the purpose of soliciting additional proxies, and the Reconvened Annual Meeting is being held solely to consider and vote upon that proposal, which is referred to as “Proposal 1” on the proxy card enclosed with this notice.

The Company is providing this supplemental disclosure to correct the voting standard previously disclosed in the Proxy Statement with respect to Original Proposal 3. The Proxy Statement stated that Original Proposal 3 required the affirmative vote of holders of a majority of the voting power of the issued and outstanding shares of Class A common stock; however, the correct applicable voting standard for Original Proposal 3 should have been the affirmative vote of a majority of the votes cast on the proposal.

Accordingly, Proposal 1 herein will be presented for stockholder approval at the Reconvened Annual Meeting under the correct voting standard.

Reverse Stock Split

The Board of Directors of the Company recently approved a reverse stock split of the Company’s Class A common stock, par value $0.0001 per share, at a ratio of 1-for-6 (the “Reverse Stock Split”). The Reverse Stock Split became effective at 9:30 a.m., Eastern Time, on June 22, 2026, and the Class A common stock began trading on The Nasdaq Capital Market on a reverse split-adjusted basis under the Company’s existing trading symbol “BOXL” on June 22, 2026.

Prior to the Reverse Stock Split and without giving effect to the amendment approved pursuant to the Authorized Share Increase Proposal, the Company was authorized to issue (i) 4,166,667 shares of Class A common stock, par value $0.0001 per share, (ii) 50,000,000 shares of Class B non-voting common stock, par value $0.0001 per share, and (iii) 50,000,000 shares of preferred stock, par value $0.0001 per share. The par value per share of the Class A common stock remains unchanged at $0.0001 per share. As a result of the Reverse Stock Split, the Company is now authorized to issue 694,445 shares of Class A Common Stock. The total number of shares of Class B non-voting common stock and preferred stock of the Company authorized for issuance were not impacted by the Reverse Stock Split.

Record Date, Outstanding Shares and Quorum

The Board has set a new record date for the Reconvened Annual Meeting. Only stockholders of record as of the close of business on June 22, 2026 are entitled to notice of and to vote at the Reconvened Annual Meeting.

As of the close of business on the new record date, there were 667,057 shares of Class A common stock issued and outstanding, no shares of Class B common stock issued and outstanding 1,586,620 shares of Series B preferred stock issued and outstanding, and no shares of Series C preferred stock issued and outstanding. Under the Company’s amended and restated bylaws, a quorum at the Reconvened Annual Meeting requires holders representing 45% of the shares of capital stock entitled to vote, present virtually or represented by proxy. Based on the outstanding voting power as of the new record date, holders representing at least 300,176 votes entitled to be cast must be present virtually or represented by proxy to constitute a quorum.

The Board continues unanimously to recommend, on behalf of Boxlight, that you vote “FOR” the proposal to authorize an increase in the number of our authorized shares of Class A common stock and a corresponding increase in the total number of our shares of authorized stock.

Your vote is important regardless of the number of shares of Boxlight capital stock that you own. Accordingly, you are requested to vote your shares of Boxlight capital stock by proxy promptly by either (a) using the toll-free number as described in the proxy card enclosed with this notice, (b) using the Internet as described in the proxy card enclosed with this notice, or (c) by completing, signing, and promptly mailing the proxy card in the postage-paid envelope provided, whether or not you plan to attend the Reconvened Annual Meeting. Voting in any of these ways will not prevent you from voting your shares at the Reconvened Annual Meeting if you subsequently choose to attend.

Proxy Granting, Revocation and Voting Deadlines

If you are a stockholder of record as of the new record date, you may revoke or modify any proxy submitted with respect to Proposal 1 prior to the vote on Proposal 1 at the Reconvened Annual Meeting by: (i) signing another proxy card with a later date and returning it to us prior to the Reconvened Annual Meeting; (ii) submitting a new proxy electronically over the Internet or by telephone after the date of the earlier submitted proxy; (iii) delivering a written notice of revocation to Boxlight Corporation, Attn: Secretary, 2750 Premiere Parkway, Suite 900, Duluth, Georgia 30097, by 11:59 P.M. Eastern Time on July 22, 2026; or (iv) attending the Reconvened Annual Meeting online and voting.

Votes submitted electronically over the Internet or by telephone must be received by July 22, 2026 at 11:59 P.M. Eastern Time. After that deadline, you may vote only by attending the Reconvened Annual Meeting virtually at 12:30 P.M. Eastern Time on July 23, 2026.

Note that, because our stockholders already approved Proposals 1, 2, and 4 at the Original Annual Meeting, you may not change your vote on those proposals, and the form of proxy card provided with this notice does not include authorization to vote on those proposals.

Beneficial Owners Holding Shares in “Street Name”

If you hold your shares in “street name,” you should instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form that you will receive from your bank, broker or other nominee. We intend to ask your bank, broker or other nominee to vote your shares in accordance with any previously delivered voting instruction form, but we cannot guarantee that your bank, broker or other nominee will vote your shares with respect to Proposal 1 if you do not submit a new voting instruction form for the Reconvened Annual Meeting. You should contact your bank, broker or other nominee to determine whether your bank, broker or other nominee will vote your shares at the Reconvened Annual Meeting as previously directed with respect to the originally convened annual meeting, for directions as to how to change or revoke any prior voting instructions, and for any requirement to obtain a “legal proxy,” which is necessary for a beneficial owner to vote at the Reconvened Annual Meeting.

As an alternative to contacting your bank, broker or other nominee regarding the voting of your shares, you may contact Boxlight Investor Relations at investor.relations@boxlight.com or Boxlight Corporation, 2750 Premiere Parkway, Suite 900, Duluth, Georgia 30097.

Virtual Meeting Registration

If you are a stockholder of record on the new record date, in order to attend the Reconvened Annual Meeting, you must pre-register through the virtual meeting website at https://web.viewproxy.com/BOXL/2026 and click the link received in your registration confirmation to attend. On the day of the Reconvened Annual Meeting, if you have properly registered, you may enter the meeting by clicking on the link provided and the password you receive via email in your registration confirmation. If you have previously registered for the Original Annual Meeting, you must register again for the Reconvened Annual Meeting.

Solicitation of Proxies

This proxy solicitation is made on behalf of the Board of Directors of Boxlight Corporation. The Company will pay the costs of soliciting proxies. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies by telephone, facsimile, email or in person, without additional compensation. The Company may also reimburse banks, brokers, custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to beneficial owners.

Thank you for your continued support.

Sincerely,

/s/ Michael Pope
Michael Pope
Chairman of the Board

Dated: June 26, 2026

Annex A PROXY CARD

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. BOXLIGHT CORPORATION ANNUAL MEETING OF STOCKHOLDERS JULY 23, 2026 AT 12:30 p.m. EASTERN DAYLIGHT TIME THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS By this Proxy, the undersigned shareholder of Boxlight Corporation hereby appoints Michael Pope and Ryan Zeek, and each of them, full power of substitution, as their proxy to represent and vote all of the undersigned’s shares of Class A Common Stock of Boxlight Corporation held of record by the undersigned at the close of business on June 22, 2026, at the Annual Meeting of Stockholders to be held on July 23, 2026 at 12:30 p.m. Eastern Daylight Time, or any adjournments or postponements thereof, with all powers which the undersigned would possess if present at the meeting. The Annual Meeting of Stockholders will be held virtually. In order to attend the meeting, you must register at https://web.viewproxy.com/BOXL/2026 by 11:59 p.m. EDT on July 22, 2026. On the day of the Annual Meeting of Stockholders, if you have properly registered, you may enter the meeting by clicking on the link provided. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement. NAME & ADDRESS HERE BARCODE HERE NAME & ADDRESS HERE CONTROL NUMBER Address Change: (If you noted any Address Changes above, please mark box.) տ This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is provided, the proxies named above will vote FOR the Proposals. Signature Date Title Signature (Joint Owners) NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, limited liability company, or partnership, please sign in full corporate, limited liability company, or partnership name by authorized officer or person. PROXY VOTING INSTRUCTIONS Please have your 11 - digit control number ready when voting by Internet or Telephone. Vote Your Proxy on the Internet: Go to www.AALvote.com/BOXL2 Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote Your Proxy by Phone: Call 1 - 866 - 804 - 9616 Use any touch - tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it and return it in the postage - paid envelope provided. CONTROL NUMBER As a stockholder of Boxlight Corporation you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic or telephonic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m. Eastern Time, on July 22, 2026.

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. The Board of Directors of the Company recommends that you vote “FOR” the following Proposal. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on July 23, 2026: The Proxy Statement and Annual Report are available at: https://web.viewproxy.com/BOXL/2026 Proposal 1. To approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of Class A common stock from 4,166,667 to 55,000,000. FOR տ AGAINST տ ABSTAIN տ Note : Transaction of any other business as may properly come before the Annual Meeting or any postponements or adjournments thereof .